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                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of eUniverse, Inc. on Form 10/A, Amendment No. 2 of our report dated June 3, 1999, and to the reference to us under the headings "Experts".


/s/ CORDOVANO AND HARVEY, P.C.
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Cordovano and Harvey, P.C.
Denver, Colorado
November 24, 1999